                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                        AMENDMENT NO.1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 1996

                         CONSOLIDATED STORES CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                               1-8897                        06-1119097
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
    (State or other jurisdiction           (Commission File Number)          (IRS Identification No.)
         of incorporation)

          1105 North Market Street, Suite 1300
                    P. O. Box 8985
                     Wilmington, DE                                                    19899
        (Address of principal executive offices)                                     (Zip Code)

       Registrant's telephone number, including area code: (302) 478-4896

                                 Not applicable
         (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits.

  (c)   Exhibits.

 Exhibit
   No.                                 Description
- ---------   --------------------------------------------------------------------

   10 Amendment No. 1 to Stock Purchase Agreement dated as of March 25, 1996 between Melville Corporation and Consolidated Stores Corporation relating to the purchase and sales of 100% of the Common Stock of Kay-Bee Center, Inc. (Stock Purchase Agreement dated March 25, 1996 filed as Exhibit B to the Company's Current Report on Form 8-K dated April 8, 1996 and incorporated herein by reference)

  10(a) $600,000,000 Revolving Credit Facility dated as of May 3, 1996 by and among Consolidated Stores Corporation, an Ohio corporation (the "Borrower"), the BANKS (as defined), and The Bank of New York, in its capacity as Syndication Agent and as Managing Agent, National City Bank of Columbus, in its capacity as Administrative Agent ("Administrative Agent") and as Managing Agent, PNC Bank, Ohio, National Association, in its capacity as Arranger, as Documentation Agent (the "Documentation Agent") and as Managing Agent , Bank One, Columbus, N.A., in its capacity as Managing Agent, and National City Bank in its capacity as Managing Agent

  10(b) Consolidated Stores Corproation 7% Senior Subordinated Note due May 4, 2000

 10(b)(i) Indenture, dated as of May 5, 1996, between Consolidated Stores Corporation, an Ohio corporation, and The Bank of New York, a New York banking corporation (the "Trustee") for the equal and ratable benefit of the Holders of the Company's Subordinated Notes due May 4, 2000

  10(c) Short Term Loan Agreement dated as of May 3, 1996 among Consolidated Stores Corporation as Borrower, The Initial Lenders named therein, as Initial Lenders, and Merrill Lynch Capital Corporation, as Agent

 10(c)(i) Parent Guaranty dated as of May 3, 1996 from Consolidated Stores Corporation, as Guarantor in favor of The Lenders Party to the Short Term Loan Agreement and Merrill Lynch Capital Corporation, as Agent

10(c)(ii)   Subsidiary Guaranty dated as of May 3, 1996 from the Guarantors
            Named Therein, as Guarantors in favor of The Lenders Party to the Short Term Loan Agreement and Merrill Lynch Capital Corporation, as
            Agent

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONSOLIDATED STORES CORPORATION


Dated:  May 10, 1996                           By:  /s/ Michael J. Potter
                                                    ----------------------------
                                                    Michael J. Potter
                                                    Sr. Vice President and Chief
                                                     Financial Officer